Exhibit 10.1

STOCK AND UNIT PURCHASE AGREEMENT

THIS STOCK AND UNIT PURCHASE AGREEMENT (this “Agreement”) is entered into as of December 16, 2024 by and between EVgo OpCo, LLC, a Delaware limited liability company (the “Company”), EVgo Inc., a Delaware corporation (“EVgo”), and EVgo Holdings, LLC (the “Redeeming Member”).

BACKGROUND

A.	The Redeeming Member has delivered to the Company and EVgo a redemption notice pursuant to the Company’s amended and restated limited liability company agreement (the “LLCA”), pursuant to which the Redeeming Member elected to have redeemed (the “Redemption”) a number of its units of the Company (the “Units”) together with an equal number of shares of Class B common stock, $0.0001 par value per share (the “Class B Common Stock”), of EVgo;

B.	The Company has elected to settle the Redemption pursuant to Section 3.6(a) and 3.6(j) of the LLCA, such that for each Unit and share of Class B Common Stock (“Class B Share”) redeemed by the Company, the Company will transfer to the Redeeming Member an equal number of newly issued shares of Class A common stock, $0.0001 par value per share, of EVgo (the “Class A Common Stock” and the shares of Class A Common Stock transferred to the Redeeming Member, the “New Class A Shares”);

C.	In order for the Company to transfer the New Class A Shares, EVgo will issue and contribute the New Class A Shares to CRIS Thunder Merger LLC (“Thunder Sub”), which will in turn contribute the New Class A Shares to the Company (the “EVgo Contribution”);

D.	Prior to the Redemption, the Redeeming Member and EVgo will enter into an underwriting agreement (the (“Underwriting Agreement”) with the underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement, the Underwriters will agree to purchase a certain number of shares of Class A Common Stock (the “Firm Shares”) from the Redeeming Member (the “Base Offering”), and the Redeeming Member may grant the Underwriters an option to purchase, at one or more times, additional shares of Class A Common Stock (the “Optional Shares”) from the Redeeming Member in an aggregate amount of up to 15% of the Base Offering (each, an “Over-Allotment Option”), in each case, at the price and upon the terms and conditions provided therein (collectively, the “Secondary Offering”).

E.	The Company intends to redeem Units and Class B Shares (collectively, the “Redeemed Securities”) from the Redeeming Member in a private, non-underwritten transaction, upon the terms and conditions provided in this Agreement. For purposes of this Agreement, the Redeemed Securities to be purchased immediately prior to the Base Offering are referred to as the “Firm Redeemed Securities,” and the Redeemed Securities to be purchased immediately prior to each exercise of the Over-Allotment Option, if any, are referred to as the “Optional Redeemed Securities.”

F.	In connection with each exercise of the Over-Allotment Option by the Underwriters, the Redeeming Member will transfer to the Company a number of Optional Redeemed Securities upon the terms and conditions provided in this Agreement, and the Company will transfer to the Redeeming Member an equal number of New Class A Shares.

G.	The Company and the Redeeming Member agree that the transactions contemplated by this Agreement are being undertaken to reduce the Redeeming Member’s interest in OpCo after the Secondary Offering.

AGREEMENT

1.	Redemption of Redeemed Securities.

a.             At the Initial Closing (as defined below), subject to the satisfaction of the terms and conditions set forth herein, the Redeeming Member hereby agrees to transfer and the Company agrees to redeem from the Redeeming Member a number of Firm Redeemed Securities equal to the total number of Firm Shares sold by the Redeeming Member in the Base Offering.

b.            If the Underwriters exercise an Over-Allotment Option, at each Option Closing (as defined below) and subject to the satisfaction of the terms and conditions set forth herein, the Redeeming Member shall transfer to the Company, and the Company shall redeem from the Redeeming Member, a number of Optional Redeemed Securities equal to the total number of Optional Shares sold by the Redeeming Member in the applicable Over-Allotment Option exercise.

c.             At the Initial Closing and each Option Closing, and subject to the satisfaction of the terms and conditions set forth herein, EVgo shall issue and contribute the New Class A Shares to Thunder Sub and will then direct Thunder Sub to contribute the New Class A Shares to the Company, with the number of New Class A Shares contributed to equal to the total number of Firm Shares sold by the Redeeming Member in the Base Offering or the total number of Optional Shares sold by the Redeeming Member in the applicable Over-Allotment Option exercise, as applicable;

d.            All shares of Class B Common Stock redeemed pursuant to this Agreement shall be retired and canceled for no consideration by EVgo.

e.            The obligations of the Redeeming Member to transfer its Firm Redeemed Securities to the Company at the Initial Closing shall be conditioned upon each of (i) the execution of the Underwriting Agreement within four (4) business days after the date hereof and (ii) each of the representations and warranties made by the Company in Section 2 of this Agreement and by EVgo in Section 3 of this Agreement being true and correct as of the date of the Initial Closing (the “Initial Closing Date”), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to consummate the transactions contemplated by this Agreement.

f.             The obligations of the Company to redeem the Redeeming Member’s Firm Redeemed Securities at the Initial Closing shall be conditioned upon each of (i) the execution of the Underwriting Agreement within four (4) business days after the date hereof and (ii) each of the representations and warranties made by the Redeeming Member in Section 4 of this Agreement being true and correct as of the Initial Closing Date, except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Redeeming Member to consummate the transactions contemplated by this Agreement.

g.            The obligations of EVgo to effect the EVgo Contribution at the Initial Closing shall be conditioned upon each of (i) the execution of the Underwriting Agreement within four (4) business days after the date hereof and (ii) each of the representations and warranties made by the Redeeming Member in Section 4 of this Agreement being true and correct as of the Initial Closing Date, except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Redeeming Member to consummate the transactions contemplated by this Agreement.

h.            The obligations of the Redeeming Member to transfer its Optional Redeemed Securities to the Company at an Option Closing (if other than at the Initial Closing) shall be conditioned upon each of the representations and warranties made by the Company in Section 2 of this Agreement and by EVgo in Section 3 of the Agreement being true and correct as of the applicable Option Closing (an “Option Closing Date” and together with the Initial Closing Date, a “Closing Date”), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to consummate the transactions contemplated by this Agreement.

i.             The obligations of the Company to redeem the Redeeming Member’s Optional Redeemed Securities at an Option Closing (if other than at the Initial Closing) shall be conditioned upon each of the representations and warranties made by the Redeeming Member in Section 4 of this Agreement being true and correct as of the applicable Option Closing Date, except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Redeeming Member to consummate the transactions contemplated by this Agreement.

j.             The obligations of EVgo to effect the EVgo Contribution at an Option Closing (if other than at the Initial Closing) shall be conditioned upon each of the representations and warranties made by the Redeeming Member in Section 4 of this Agreement being true and correct as of the applicable Option Closing Date, except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Redeeming Member to consummate the transactions contemplated by this Agreement

k.             The closing of the transactions contemplated by Section 1(a) of this Agreement (the “Initial Closing”) shall occur immediately prior the closing of the Base Offering, or at such other time or place as may be agreed upon by the Company and the Redeeming Member. At the Initial Closing, the Redeeming Member shall deliver to the Company or EVgo’s transfer agent customary duly executed stock powers or other transfer instruments relating to the applicable Firm Redeemed Securities, and the Company agrees to deliver to the Redeeming Member a number of New Class A Shares equal to the number of Firm Shares to be purchased in the Base Offering.

l.              The closing of any transactions contemplated by Section 1(b) of this Agreement (an “Option Closing”), which for the avoidance of doubt may be at the same time as the Initial Closing, shall occur immediately prior to such Option Closing, or at such other time or place as may be agreed upon by the Company and the Redeeming Member. At such Option Closing, the Redeeming Member shall deliver to the Company or EVgo’s transfer agent customary duly executed stock powers or other transfer instruments relating to the applicable Optional Redeemed Securities, and the Company agrees to deliver to the Redeeming Member a number of New Class A Shares equal to the number of Optional Shares purchased pursuant to such exercise of the Over-Allotment Option.

2.       Company Representations. In connection with the transactions contemplated hereby, the Company represents and warrants to the Redeeming Member as of each Closing Date that:

a.            All consents, approvals, authorizations and orders necessary for the execution, delivery and performance by the Company of this Agreement and for the receipt of the applicable Redeemed Securities to be redeemed by the Company hereunder, have been obtained; and the Company has full right, power and authority to enter into this Agreement and to redeem and receive the applicable Redeemed Securities to be redeemed by the Company hereunder.

b.            The Company is a limited liability company duly organized and existing under the laws of the State of Delaware.

c.	This Agreement has been duly authorized, executed and delivered by the Company.

d.            The compliance by the Company with this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the material terms or provisions of, or constitute a default under any material indenture, material mortgage, material deed of trust, or material loan agreement to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) violate any provision of the certificate of formation or LLCA, or other organizational documents, as applicable, of the Company or its subsidiaries or (iii) violate any applicable statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; except, in the case of clauses (i), (ii) and (iii), as would not reasonably be expected to have a material adverse effect on the business, management, financial position or results of operations of the Company and its subsidiaries, taken as a whole or the ability of the Company to consummate the transactions contemplated by this Agreement.

3.       EVgo Representations. In connection with the transactions contemplated hereby, EVgo represents and warrants to the Redeeming Member as of each Closing Date that:

a.             All consents, approvals, authorizations and orders necessary for the execution, delivery and performance by EVgo of this Agreement have been obtained; and EVgo has full right, power and authority to enter into this Agreement.

b.	EVgo is a corporation duly organized and existing under the laws of the State of

Delaware.

c.	This Agreement has been duly authorized, executed and delivered by EVgo.

d.            The compliance by EVgo with this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the material terms or provisions of, or constitute a default under any material indenture, material mortgage, material deed of trust, or material loan agreement to which EVgo or any of its subsidiaries is a party or by which EVgo or any of its subsidiaries is bound or to which any of the property or assets of EVgo or any of its subsidiaries is subject, (ii) violate any provision of the certificate of organization or bylaws, or other organizational documents, as applicable, of EVgo or its subsidiaries or (iii) violate any applicable statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over EVgo or any of its subsidiaries or any of their properties; except, in the case of clauses (i), (ii) and (iii), as would not reasonably be expected to have a material adverse effect on the business, management, financial position or results of operations of EVgo and its subsidiaries, taken as a whole or the ability of EVgo to consummate the transactions contemplated by this Agreement.

4.       Redeeming Member Representations. In connection with the transactions contemplated hereby, the Redeeming Member represents and warrants to the Company and EVgo as of each Closing Date that:

a.             All consents, approvals, authorizations and orders necessary for the execution and delivery by the Redeeming Member of this Agreement and for the sale and delivery by the Redeeming Member of the applicable Redeemed Securities to be redeemed hereunder, have been obtained, except where the failure to obtain any such consent, approval, authorization or order would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the ability of the Redeeming Member to consummate the transactions contemplated by this Agreement; and the Redeeming Member has full right, power and authority to enter into this Agreement and to assign, transfer and deliver the applicable Redeemed Securities to be redeemed hereunder.

b.	This Agreement has been duly authorized, executed and delivered by the Redeeming Member.

c.             The redemption of the applicable Redeemed Securities and the compliance by the Redeeming Member with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, material mortgage, material deed of trust or material loan agreement to which the Redeeming Member is a party or by which the Redeeming Member is bound or to which any of the property or assets of the Redeeming Member is subject, (ii) violate any provision of organizational documents of the Redeeming Member, if applicable or (iii)  violate any applicable statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Redeeming Member or any of its properties; except, in the case of clauses (i), (ii) and (iii), as would not reasonably be expected to, individually or in the aggregate, have a material adverse effect the ability of the Redeeming Member to consummate the transactions contemplated by this Agreement.

d.             Immediately prior to the delivery of the applicable Redeemed Securities to the Company at the Initial Closing or Option Closing, as applicable, the Redeeming Member holds and will hold valid title to the applicable Redeemed Securities, and holds and will hold such applicable Redeemed Securities free and clear of all liens, encumbrances, equities or claims, except for any encumbrances (i) imposed under applicable securities laws or the organizational documents of the Company or EVgo or (ii) as would not reasonably be expected to, individually or in the aggregate, have a material adverse effect the ability of the Redeeming Member to consummate the transactions contemplated by this Agreement.

e.             The Redeeming Member (either individually or together with its advisors) has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the transactions contemplated by this Agreement. With the assistance of the Redeeming Member’s own professional advisors, to the extent that the Redeeming Member has deemed appropriate, the Redeeming Member has made its own legal, tax, accounting, and financial evaluation of the merits and risks of an investment in the New Class A Shares and the consequences of this Agreement. The Redeeming Member has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by this Agreement as the Redeeming Member has requested. The Redeeming Member has received all information that it believes is necessary or appropriate in connection with the transactions contemplated by this Agreement.

f.             The Redeeming Member is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended. The Redeeming Member agrees to furnish any additional information reasonably requested by the Company, EVgo or any of their affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the acquisition and sale of the New Class A Shares. The Redeeming Member acknowledges that the Redeeming Member has completed the Selling Stockholder Questionnaire contained in Appendix A hereto and that the information contained therein is complete and accurate in all material respects as of the date thereof and is hereby affirmed as of the date hereof. Any information that has been furnished or that will be furnished by the Redeeming Member to evidence its status as an accredited investor is complete and accurate in all material respects, and does not contain any material misrepresentation or material omission.

5.       Termination. This Agreement shall automatically terminate and be of no further force and effect in the event that any of the conditions set forth in Section 1(d) or Section 1(e) of this Agreement is not satisfied.

6.       Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via electronic mail to the recipient. Such notices, demands and other communications will be sent to the address indicated below:

To the Company:

EVgo OpCo, LLC
c/o EVgo Inc.

11835 West Olympic Boulevard
Los Angeles, California 90064

with a copy, which shall not constitute notice, to:

Freshfields US LLP
3 World Trade Center

175 Greenwich Street, 51st Floor
New York, NY 10007

To EVgo:

EVgo Inc.

11835 West Olympic Boulevard
Los Angeles, California 90064

with a copy, which shall not constitute notice, to:

Freshfields US LLP
3 World Trade Center

175 Greenwich Street, 51st Floor
New York, NY 10007

If to the Redeeming Member:

EVgo Holdings, LLC

1700 Broadway, 35th Floor

New York, New York 10019

with a copy, which shall not constitute notice, to:

Vinson & Elkins L.L.P.
First Avenue Plaza

44 Cook Street, Suite 320
Denver, CO 80206

7.	Miscellaneous.

a.            Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

b.            Severability. If any term or other provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions of this Agreement shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

c.             Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by any of the parties without the prior written consent of the other parties. This Agreement shall be binding upon and inure solely to the benefit of the Redeeming Member and the Company and their respective successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

d.            No Third Party Beneficiaries or Other Rights. This Agreement is for the sole benefit of the parties hereto and their successors and permitted assigns and nothing herein express or implied shall give or shall be construed to confer any legal or equitable rights or remedies to any person other than the parties to this Agreement and such successors and permitted assigns.

e.             Governing Law; Jurisdiction. This Agreement, the legal relations between the parties and any Action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware applicable to contracts made and performed in such State and without regard to conflicts of law doctrines, except to the extent that certain matters are preempted by federal Law or are governed as a matter of controlling Law by the Law of the jurisdiction of organization of the respective parties. The parties hereto hereby agree and consent to be subject to the jurisdiction of any federal court of the District of Delaware or the Delaware Court of Chancery over any Legal Action arising out of or in connection with this Agreement. The parties hereto irrevocably waive the defense of an inconvenient forum to the maintenance of any such Legal Action. Each of the parties hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any such Legal Action by the mailing of copies thereof by registered mail, postage prepaid, to such party at its address set forth in this Agreement, such service of process to be effective upon acknowledgment of receipt of such registered mail. Nothing in this Section 7(e) shall affect the right of any party hereto to serve legal process in any other manner permitted by law. Each capitalized term used in this Section 7(e) but not otherwise defined herein shall have the meaning assigned to such term in the LLCA.

f.              Remedies. The parties hereto agree and acknowledge that money damages alone would not be an adequate remedy for any breach of the provisions of this Agreement, that any breach of the provisions of this Agreement shall cause the other parties irreparable harm, and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance or other injunctive relief in order to enforce, or prevent any violations of, the provisions of this Agreement, in addition to all other remedies available at law and by general principles of equity.

g.             Amendment and Waiver. The provisions of this Agreement may be amended or waived at any time only by the written agreement of each of the Redeeming Member and the Company. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

h.            Further Assurances. Each of the Company and the Redeeming Member shall execute and deliver such additional documents and instruments and shall take such further action as may be necessary or appropriate to effectuate fully the provisions of this Agreement.

i.              Mutuality of Drafting. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

j.              Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. All signatures of the parties to this Agreement may be transmitted by facsimile or PDF (portable document file) file (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes, and will be binding upon such party.

[Signatures appear on following pages.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Company:

EVGO OPCO, LLC

By:	/s/ Francine Sullivan
Name: Francine Sullivan
Title: Authorized Officer

EVGO:

EVGO INC.

By:	/s/ Francine Sullivan
Name: Francine Sullivan
Title: Chief Legal Officer and General Counsel

Redeeming Member:

EVGO HOLDINGS, LLC

By:	/s/ Peter Anderson
Name: Peter Anderson
Title: Managing Director

Appendix A

Selling Stockholder Questionnaire

See attached.

EVGO HOLDINGS, LLC

SELLING STOCKHOLDER QUESTIONNAIRE

EVgo Inc. (the “Company”) intends to file a supplement (the “Prospectus Supplement”) to its existing shelf registration statement on Form S-3, filed on August 10, 2022 (the “Registration Statement”), which includes a base prospectus (the “Base Prospectus,” and together with the Prospectus Supplement, the “Prospectus”) with the Securities and Exchange Commission (the “Commission”) relating to the proposed offering of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Shares”), by EVgo Holdings, LLC (the “Selling Stockholder”).

In order to sell any Class A Shares pursuant to the Registration Statement, each Selling Stockholder will be required to be named as a selling stockholder in the Prospectus. Selling Stockholders are required to complete and deliver this Selling Stockholder Questionnaire to verify the accuracy of information regarding the Selling Stockholder that is included in the Registration Statement and will be included in the Prospectus.

We request that you please complete this Selling Stockholder Questionnaire and execute and deliver it by email to the Company’s legal adviser, Freshfields US LLP [***] no later than December 14, 2024.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the Prospectus. Accordingly, Selling Stockholders are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the Prospectus and of providing false, misleading or incomplete information regarding a Selling Stockholder in the Registration Statement and the Prospectus.

2

The Selling Stockholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete as of the date hereof:

(1)	Name and Contact Information:

Full legal name of record holder:

Address of record holder

Identity (and address) of beneficial owner[1]
(if different than record holder):

Name of contact person:

Telephone number of contact person:

E-mail address of contact person:

(2)	Beneficial Ownership of Class A Shares and Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item (2), the undersigned is not the beneficial or registered owner of any securities of the Company.

Number of shares of Class A Shares beneficially owned by the Selling Stockholder:

Type and amount of other securities of the Company beneficially owned by the Selling Stockholder:

[1]	A “beneficial owner” of a security includes:

(1)	Any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or (b) investment power which includes the power to dispose, or to direct the disposition of, such security;

(2)	Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of section 13(d) or (g) of the Exchange Act; and
(3)	Any person who has the right to acquire “beneficial ownership” (defined by reference to paragraph (1) above) of such security after the passage of time, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in clauses (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

(3)	Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(4)	Selling Stockholder Affiliations:

(a)	Is the Selling Stockholder a registered broker-dealer?

(b)	Is the Selling Stockholder an affiliate of a registered broker-dealer(s)? (For purposes of this response, an “affiliate” of, or person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.)

(c)	If yes to Item 4(b), please identify the registered broker-dealer(s) and describe the nature of the affiliation below.

(d)	If yes to Item 4(b), does the Selling Stockholder certify that the Class A Shares were purchased in the ordinary course of business, and at the time of the purchase of the Class A Shares to be resold the Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute the Class A Shares?

Note: If no to Item 4(d), the Commission’s staff has indicated that the Selling Stockholder may be required to be identified as an underwriter in the Registration Statement.

(5)	Voting or Investment Control over the Class A Shares:

If the Selling Stockholder is not a natural person or is a natural person who has delegated voting or dispositive powers by contract or otherwise in respect of Class A Shares, please identify the natural person or persons who have voting or investment control over the Class A Shares listed in Item (2) above and describe the relationship by which such person(s) exercise such powers (e.g., trustee, director, managing member, general partner). If voting and dispositive powers are divided among such listed persons, please so indicate.

The undersigned acknowledges that he/she/it understands his/her/its obligation to comply with the provisions of the Exchange Act and the rules and regulations promulgated thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Class A Shares pursuant to the Registration Statement. The undersigned agrees that neither he/she/it nor any person acting on his/her/its behalf will engage in any transaction in violation of such provisions.

In accordance with the undersigned’s obligation to provide such information as may be required by law for inclusion in the Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (5) above and the inclusion of such information in the Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation and filing of the Registration Statement and the Prospectus and any amendments or supplements thereto.

The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate.

[Signature page follows]

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Selling Stockholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: , 2024	Signature of Beneficial Owner:

By:

Name:

Title:

PLEASE EMAIL A PDF COPY OF THE COMPLETED AND EXECUTED SELLING STOCKHOLDER QUESTIONNAIRE TO: